As filed with the Securities and Exchange Commission on March 5, 2009

Securities Act File No. 33-151672

Investment Company Act File No. 811-22208

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	[	]
Post-Effective Amendment No. 4	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 5	☒

VALUED ADVISERS TRUST

(Exact Name of Registrant as Specified in Charter)

2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208

(Address of Principal Executive Offices, Zip Code)

Registrant's Telephone Number, including Area Code: (317) 917-7000

Capitol Services, Inc.

615 S. Dupont Hwy., Dover, Delaware 19901

(Name and Address of Agent for Service)

With Copies to:John H. Lively

Husch Blackwell Sanders LLP

4801 Main Street, Suite 1000

Kansas City, MO 64112

P.O. Box 219777

Kansas City, MO 64121-6777

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b);

☐ on ____ (date) pursuant to paragraph (b);

☐ 60 days after filing pursuant to paragraph (a)(1);

☐ on ____ (date) pursuant to paragraph (a)(1);

☒ 75 days after filing pursuant to paragraph (a)(2); or

☐ on ____ (date) pursuant to paragraph (a)(2) of rule 485.

KCP-1669171-3

VALUED ADVISERS TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Arrowhead Money Market Fund

- Part A – Prospectus
- Part B – Statement of Additional Information

Part C – Other Information and Signature Page

Exhibit Index

Exhibits

KCP-1669171-3

Arrowhead Money Market Fund

PROSPECTUS

[_____________ __], 2009

Luminent Capital Management, Inc.

4700 S. Syracuse St., Suite 1000

Denver, CO 80237

(xxx) xxx-xxxx

www.xxxxxxx.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the fund that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

TABLE OF CONTENTS

                                                                                                                                    PAGE

RISK/RETURN SUMMARY	1

FEES AND EXPENSES OF INVESTING IN THE FUND	7

HOW TO BUY SHARES	8

HOW TO REDEEM SHARES	11

DETERMINATION OF NET ASSET VALUE	13

DIVIDENDS, DISTRIBUTIONS AND TAXES	14

DISCLOSURE OF PORTFOLIO HOLDINGS	16

MANAGEMENT OF THE FUND	17

FINANCIAL HIGHLIGHTS	18

FOR MORE INFORMATION	Back Cover

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Arrowhead Money Market Fund (the “Fund”) is to seek current income and stability of principal. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. There is no assurance that the Fund will achieve its objective.

Principal Investment Strategies

The Fund invests in short-term, high-quality, U.S. dollar-denominated “money market” instruments meeting quality standards established by the Board of Trustees (the “Board”) of the Valued Advisers Trust (the “Trust”) as well as rules that apply to money market funds under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a series of the Trust. Money market instruments are short-term, high-quality, U.S. dollar-denominated debt instruments issued by the U.S. government, domestic and foreign corporations, financial institutions, and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.

To be considered “high-quality,” generally the instrument must be rated in one of the two highest credit-quality categories for short-term securities by nationally-recognized rating services. If unrated, a security must be determined by the Fund’s adviser, Luminent Capital Management, Inc., (the “Adviser”) to be of comparable quality to rated securities.

The Adviser tries to reduce risks by diversifying investments and by carefully researching investments before they are purchased. The rate of the Fund’s income will vary from day to day, generally reflecting changes in overall short-term interest rates.

The allocation of the Fund’s portfolio among different types of money market investments may vary over time based upon the Adviser’s evaluation of economic and market trends. Money market instruments may have fixed, variable or floating interest rates. The following is a brief description of the types of money market securities that the Fund may invest in:

•

U.S. Government Securities. U.S. Government Securities include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds, and are supported by the full faith and credit of the United States. Other U.S. government securities, such as pass-through certificates issued by the Government National Mortgage Association (“Ginnie Mae”), are also supported by the full faith and credit of the U.S. government. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”).

•

Bank Obligations. The Fund may invest in time deposits, certificates of deposit and bankers' acceptances. These obligations must be denominated in U.S. dollars, even if issued by a foreign bank or branch.

•	Commercial Paper. Commercial paper is short-term, unsecured promissory notes of domestic or foreign companies or other financial firms.

•

Corporate Debt Obligations. The Fund may invest in other short-term corporate debt obligations, besides commercial paper, that, at the time of purchase, meet the Fund's quality standards, described below.

•

Other Money Market Obligations. The Fund may invest in money market obligations other than those listed above if they are subject to repurchase agreements or are guaranteed as to their principal and interest by a corporation whose commercial paper may be purchased by the Fund or by a domestic bank that meets credit criteria set by the Fund's Board of Trustees.

•

Guaranteed Obligations. The Fund may invest in obligations other than those listed above if they are guaranteed as to their principal and interest by a corporation whose commercial paper may be purchased by the Fund or by a domestic bank. The bank must meet credit criteria set by the Fund's Board of Trustees.

Additionally, the Fund may buy other money market instruments that its Board of Trustees approves from time to time. All investments of the Fund must be U.S. dollar-denominated short-term investments that the Adviser determines to have minimal credit risks.

The Fund may purchase dollar-denominated obligations of foreign banks payable in the U.S. or in London, England or certain other countries, floating or variable rate demand notes, asset-backed securities, and bank loan participation agreements. Their purchase may be subject to restrictions adopted by the Board of Trustees from time to time.

In pursuing its objective, the Fund may also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques involve risks, although some of them are designed to help reduce overall investment or market risks.

•

Floating Rate/Variable Rate Notes. The Fund may purchase notes with floating or variable interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are adjusted automatically according to a specified market rate or benchmark, such as the prime rate of a bank. If the maturity of a note is greater than 397 days, it may be purchased only if it has a demand feature. That feature must permit the Fund to recover the principal amount of the note on not more than thirty days' notice at any time, or at specified times not exceeding 397 days from purchase.

•

Obligations of Foreign Banks and Foreign Branches of U.S. Banks. The Fund may invest in U.S. dollar-denominated securities of foreign banks that are payable in the U.S. or in other locations. It may also buy dollar-denominated securities of foreign branches of U.S. banks. These securities have investment risks different from obligations of domestic branches of U.S. banks. Risks that may affect the bank's ability to pay its debt include:

o	political and economic developments in the country in which the bank or branch is located,

o	imposition of withholding taxes on interest income payable on the securities,
o	seizure or nationalization of foreign deposits,
o	the establishment of exchange control regulations, and
o	the adoption of other governmental restrictions that might affect the payment of principal and interest on those securities.

Additionally, not all of the U.S. and state banking laws and regulations that apply to domestic banks and that are designed to protect depositors and investors apply to foreign branches of domestic banks. None of those U.S. and state regulations apply to foreign banks.

•

Bank Loan Participation Agreements. The Fund may invest in bank loan participation agreements. They provide the Fund an undivided interest in a loan made by the issuing bank in the proportion the Fund's interest bears to the total principal amount of the loan. In evaluating the risk of these investments, the Fund looks to the creditworthiness of the borrower or guarantor that is obligated to make principal and interest payments on the loan. Because the participation agreements are not rated the Fund will make the determination that the borrower or guarantor has received a short-term rating on a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the underlying loan. The Fund's investments in bank loan participation agreements will be subject to the Fund's limits on investments in illiquid securities.

•	Asset-Backed Securities. The Fund may invest in asset-backed investments.

These are fractional interests in pools of consumer loans and other trade receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to investors, such as the Fund.

These investments might be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the credit enhancement generally applies only to a fraction of the security's value. If the issuer of the security has no security interest in the related collateral, there is the risk that the Fund could lose money if the issuer defaults.

•

Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements maturing in more than 7 days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of 7 days or less.

•

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they can be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. That limit does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Difficulty in selling a security may result in a loss to the Fund or additional costs.

•

Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, subject to the limits set forth in the 1940 Act that apply to those types of investments. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses. The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. However, the Fund's investments must meet strict standards set by its Board of Trustees and special rules for money market funds under Federal law. Those rules include requirements for maintaining high credit quality in the Fund's portfolio, a short average portfolio maturity to reduce the effects of changes in prevailing interest rates and diversification of the Fund's investments among issuers to reduce the effects of a default by any one issuer on the Fund's portfolio. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund.

•

Credit Rating Risk. There are risks that the issuer of an obligation that the Fund holds could have its credit rating downgraded or could default, or that interest rates could rise sharply, causing the value of the Fund's investments (and its share prices) to fall. If there is a high demand for the redemption of Fund shares that was not anticipated, the Fund might have to sell portfolio securities prior to their maturity, possibly at a loss. As a result, there is a risk that the Fund's shares could fall below $1.00 per share.

•	Inflation. There is also the risk that the value of your investment could be eroded over time by the effects of inflation.
•

Management Risk. The Adviser’s strategy may fail to produce the intended results. The Adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the Adviser’s projections about the prospects for a security are not correct, such errors in judgment by the Adviser may result in significant investment losses. Although the portfolio managers of the Adviser who will be primarily responsible for managing the Fund’s portfolio have extensive experience managing portfolios similar to the Fund, the Adviser has no prior experience managing a mutual fund.

•

Fixed Income Market Risks. Recent developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. In addition, broker-dealers and other market participants have been less wiling to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments may also have a negative effect on the broader economy. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

•

Share Reduction Risk. Share reduction risk is the risk that, under certain circumstances, the Fund may need to reduce the number of shares held by each shareholder in order to maintain a $1.00 net asset value per share.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Special Risks of Money Market Funds

As noted above, money market instruments are subject to credit risk, which is the risk that the issuer might not make timely payments of interest on the security or repay principal when it is due. The Fund may buy only those investments that meet standards set by its Board of Trustees and the 1940 Act rules for money market funds.

In general, the Fund buys only high-quality investments that the Adviser believes present minimal credit risk at the time of purchase. "High-quality" investments are:

•	rated in one of the two highest short-term rating categories of two national rating organizations, or
•	rated by one rating organization in one of the two highest rating categories (if only one rating organization has rated the investment), or
•	unrated investments, subject to review by the Fund's Board of Trustees that the Adviser determines are comparable in quality to the two highest rating categories.

The rules under the 1940 Act for money market funds also limit the amount of the Fund's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Fund's investment risks. Generally, a security's maturity must not exceed 397 days. Finally, the Fund must maintain a dollar-weighted average portfolio maturity of not more than 90 days, to reduce interest rate risks.

Information about the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

How has the Fund performed in the past?

The Fund has not yet commenced operations and, as a result, has no prior performance history. The Fund's current seven-day yield may be obtained by calling 800-___-____.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for the management of its assets, administration and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's estimated expenses for its first fiscal year ending December 31, 2009.

Shareholder fees (fees paid directly from your investment)

        Redemption Fee1                                                                                 NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.10%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.60%
Total Annual Fund Operating Expenses[3]	0.70%
Less: Fee Waivers and/or Expense Reimbursements[3]	(0.00%)
Net Fund Operating Expenses[3]	0.70%

1.	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
2.

Based on estimated amounts for the Fund’s initial fiscal year and include estimated expenses incurred indirectly as a result of investments in other funds (“Acquired Fund Fees and Expenses”). For the initial fiscal year, Acquired Fund Fees and Expenses are estimated to be less than 0.01%.

3.

Annual Fund Operating Expenses reflect that, as of the date of this Prospectus, the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until _______, 2010, so that the ratio of total annual operating expenses does not exceed [____]%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business, (vi) dividend expense on short sales, and (vii) expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act), incurred by the Fund in any fiscal year (“Fund Operating Expenses”). In determining the Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Adviser. Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund Operating Expenses so as to benefit the Adviser. The operating expense limitation also excludes any “Fees and Expenses of Acquired Funds” as that term is described above. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, based on the costs above. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000 in the Fund for the time periods indicated, earned 5% annual returns each year, and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year          3 years

[$15]              [$48]

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

Shares of the Fund are sold at their offering price, which is the net asset value per share without any sales charge. The net asset value per share will normally remain fixed at $1.00 per share. However, there is no guarantee that the Fund will maintain a stable net asset value of $1.00 per share.

The minimum initial investment in the Fund is $1,000,000 for all account types. The Adviser may, in its sole discretion, waive these minimums for accounts participating in an automatic investment program and in certain other circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary.  If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. The financial intermediary may also impose minimum requirements that are different from those set forth in this Prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem Shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amount) made payable to the Fund.

Mail the application and check to:

U.S. Mail:	Overnight:
Arrowhead Money Market Fund c/o Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Arrowhead Money Market Fund c/o Unified Fund Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

          By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (xxx) xxx-xxxx to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire, or automatic investment. Each additional mail or wire purchase request must contain:

1. Your name

2. The name on your account(s)

3. Your account number(s)

4. A wire or check made payable to Arrowhead Money Market Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this Prospectus. To send a bank wire, call Shareholder Services at (xxx) xxx-xxxx to obtain instructions.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact Shareholder Services at (xxx) xxx-xxxx for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees at (xxx) xxx-xxxx.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund.Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) calendar day hold will be applied to the funds, (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Payments to Financial Intermediaries and Service Providers

The Adviser, the distributor, or one of their affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries for marketing support (e.g., shelf space payments or revenue sharing) and/or administrative support. These marketing support payments and administrative support payments are in addition to the payments by the Fund described in this prospectus. Because they are not paid by the Fund, these marketing support payments and administrative support payments will not change the price paid by investors for the purchase of the Fund's shares or the amount that the fund will receive as proceeds from such sales. In certain cases, these cash payments could be significant to the financial intermediaries. These cash payments may also create an incentive for a financial intermediary to recommend or sell shares of the Fund to its customers. Please contact your financial intermediary for details about any payments it or its firm may receive in connection with the sale of Fund shares or the provision of services to the Fund. Also, please see the Fund’s Statement of Additional Information for more information on these types of payments.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. If you redeem your shares through a broker-dealer or other financial institution, you may be charged a fee by that institution. You should consult with your broker-dealer or other financial institution for more information on these fees.

          By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
Arrowhead Money Market Fund c/o Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Arrowhead Money Market Fund c/o Unified Fund Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account names, the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in good order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion Stamp. Please call Shareholder Services at (xxx) xxx-xxxx if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

          By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (xxx) xxx-xxxx. You must first complete the optional Telephone Redemption section of the investment application to authorize this option. The Fund, and its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

By Wire - A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

Redemptions in Kind

Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.

Frequent Purchases and Redemptions of Fund Shares

The Board of Trustees has not adopted any policies and procedures that would limit frequent purchases and redemptions of the Fund’s shares. The Board of Trustees does not believe that it is appropriate to adopt any such policies and procedures for the following reasons:

•

The Fund is offered to investors as a cash management vehicle. Investors must perceive an investment in the Fund as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

•

One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of a fund will be detrimental to the continuing operations of the fund.

•	The Fund’s portfolio securities are valued on the basis of amortized cost, and the Fund seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
•

Because the Fund seeks to maintain a constant net asset value, investors should expect to receive upon redemption the amount they originally invested in the Fund. Imposition of redemption fees would run contrary to investor expectations.

The Board of Trustees considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the Fund must maintain additional cash and/or securities with shorter-term durations than may otherwise be required, the Fund’s yield could be negatively impacted.

The Fund and its agent reserve the right at any time to reject or cancel any part of any purchase order. This could occur if the Fund determines that such purchase may disrupt the Fund’s operation or performance.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (xxx) xxx-xxxx. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $500,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without obtaining shareholder approval. An involuntary redemption will create a capital gain or capital loss that may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”). The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the Stock Exchange is closed on weekends, most federal holidays and Good Friday). Under procedures adopted by the Board of Trustees, the Fund uses the amortized cost method to value its securities. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to declare dividends from net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. To maintain a net asset value of $1.00 per share, the Fund might withhold dividends or make distributions from capital or capital gains. Daily dividends will not be declared or paid on newly purchased shares until federal funds are available to the Fund from the purchase payment for such shares.

Capital Gains

The Fund normally holds its securities to maturity and therefore will not usually pay capital gains. Although the Fund does not seek capital gains, it could realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

Distributions

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividend and capital gain distribution checks are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividend and capital gain distribution checks issued by the Fund that are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to risk of loss like any other investment in the Fund.

Selling shares of the Fund (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the tax consequences discussed below for taxable accounts.

Summary of Certain Federal Income Tax Consequences

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the Fund’s shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax adviser for advice about the federal, state, and local tax consequences to them of investing in the Fund.

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders monthly. Shareholders will automatically reinvest the dividends from net investment income or capital gain distributions in additional Fund shares, unless they properly elect to be paid in cash. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are reinvested in additional fund shares or are paid by the Fund in cash. Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, and distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Corporate shareholders generally will be taxed at ordinary corporate tax rates on taxable distributions paid by the Fund. Distributions may be subject to state and local taxes, as well as federal taxes.

To the extent the Fund’s income consists of dividend income from certain qualifying corporations (and certain other requirements are met), corporate recipients may be able to claim the dividends received deduction and individual recipients may be taxed at a maximum 15% Federal income tax rate. However, based upon the Fund’s investment strategy, the Fund does not anticipate its distributions will qualify for either.

In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares of the Fund may be treated as a sale and any gain may be subject to tax. Because the Fund seeks to maintain a stable $1.00 per share net asset value, it is unlikely that you will have a capital gain or loss when you sell or exchange your shares.

The Fund may be required to withhold U.S. federal income tax (presently at the rate of twenty-eight percent (28%)) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Fund intends each year to qualify as a “regulated investment company” under the Internal Revenue Code, but reserves the right not to qualify. The Fund as a regulated investment company will not be subject to Federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Shareholders should consult with their own tax adviser to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund makes available to institutions that maintain accounts with the Fund, beneficial owners of the Fund’s shares and prospective investors (collectively, “Qualified Persons”) information regarding the Fund’s portfolio holdings as detailed below. The Fund’s portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission within 60 days of the Fund’s first and third fiscal quarter-ends. In addition, portfolio holdings information for the Fund is available at http://www.________________.com. Qualified Persons may obtain access to the website by calling the distributor toll free at ____________________. To locate the Fund’s portfolio holdings information, access the Fund’s overview page, and links to the following Fund information will be found in the upper right side of this website page:

Information Available	Approximate Date of Posting to Website	Information Remains Available on Website
Weighted average maturity information; thirty-day, seven-day and one-day yield information; daily dividend factor and total net assets	Next business day	Until posting of the following business day’s information
Complete portfolio holdings, and information derived therefrom, as of month-end or as of some other period determined by the Adviser in its sole discretion	1 day after month-end or any other period, as may be determined by the Adviser in its sole discretion	Until posting of the fiscal quarter holdings for the months included in the fiscal quarter
Complete portfolio holdings as of fiscal quarter-end	60-70 days after fiscal quarter-end	For one year

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information, which is available to Qualified Persons at http://www._________________.com.

MANAGEMENT OF THE FUND

Adviser

The Adviser is located at 4700 S. Syracuse St., Suite 1000, Denver, CO 80237. The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. Luminent Capital Management serves high net-worth individuals and institutional clients, and as of _______, 20__, had assets under management of approximately $___ million. Although the Adviser has no prior experience managing a mutual fund, the portfolio managers of the Adviser have experience managing other mutual funds and other discretionary accounts using the same style it anticipates utilizing with the Fund.

The Fund is required to pay the Adviser a fee equal to 0.10% of the Fund’s average daily net assets. A discussion of the factors that the Board of Trustees considered in approving the Fund’s advisory agreement will be contained in the Fund’s initial semi-annual report. The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act and indirect expenses (such as fees and expenses of acquired funds) do not exceed ____% of net assets. The contractual agreement is effective through ________, 2010. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different from those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to financial intermediaries for such services.

To the extent that the Adviser, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the Adviser pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Managers

The Adviser utilizes a team approach in managing the Fund. The members of the Adviser’s Investment Committee are jointly responsible for making the investment decisions for the Fund, and decisions are made by consensus opinion.

          Barry Weiss – Chief Investment Officer of the Adviser. Mr. Weiss’ principal responsibility is to direct the firm’s investment activities and to serve as the Fund’s Senior Portfolio Manager. Mr. Weiss is a graduate of the University of South Dakota with a Bachelor of Science degree. He also earned his MFA from Brooklyn College. Prior to joining Luminent Capital Management in 2008, he was a Vice President and Portfolio Manager for HarbourView Asset Management & Oppenheimer Funds, Inc. from 2001 to 2008. Mr. Weiss also served as a co-portfolio manager for the Centennial Money Market Trust, the Centennial Government Trust, the Oppenheimer Cash Reserves, and the Oppenheimer Money Fund/VA, where he was primarily responsible for co-managing more than $30 billion of assets. Mr. Weiss is a Chartered Financial Analyst.

          Andrew Tikofsky – Director of Research of the Adviser. Mr. Tikofsky’s primary responsibility is to manage and direct the firm’s research activities and to serve as a Co-Portfolio Manager of the Fund. Mr. Tikofsky is a graduate of the California Institute of Technology with a Bachelor of Science in Physics & Applied Mathematics. He also earned his MS from the University of California-Berkeley in Theoretical Physics, and later earned his Ph.D. in Theoretical Physics from Stanford University. Prior to joining Luminent Capital Management in 2008, he was Mortgage Portfolio Manager for all taxable bond funds for Charles Schwab Investment Management from 2006 to 2008.

The Fund’s SAI provides additional information about the Fund’s portfolio manager, including the compensation structure, other accounts managed, and ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations, there are no financial highlights available at this time.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

          Annual and Semi-Annual Reports: While this Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates.

          Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks, policies, and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and, when available, the Fund’s Annual and Semi-Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

You can get free copies of the current Annual and Semi-Annual Reports, as well as the SAI, by contacting Shareholder Services at (xxx) xxx-xxxx. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI, and when available, the Annual and Semi-Annual reports, are also accessible, free of charge, at the Fund’s Internet site at www.xxxxxxx.com. The requested documents will be sent within three business days of receipt of the request.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-22208

Arrowhead Money Market Fund

A Series of the Valued Advisers Trust

Statement of Additional Information

[_____________ __], 2009

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus (the “Prospectus”) of the Arrowhead Money Market Fund (the “Fund”) dated [_____________ __], 2009. A free copy of the Prospectus can be obtained by writing Unified Fund Services, Inc., the Fund’s transfer agent, at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling Shareholder Services at (xxx) xxx-xxxx.

TABLE OF CONTENTS

                                                                                                                                                     Page

DESCRIPTION OF THE TRUST AND THE FUND	3

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND

RISK CONSIDERATIONS	4
INVESTMENT LIMITATIONS	11
INVESTMENT ADVISER	13
TRUSTEES AND OFFICERS	16
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	19
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	19
PORTFOLIO TRANSACTIONS AND BROKERAGE	20
DISCLOSURE OF PORTFOLIO HOLDINGS	21
DETERMINATION OF NET ASSET VALUE	22
REDEMPTION IN-KIND	23
STATUS AND TAXATION OF THE FUND	23
CUSTODIAN	30
FUND SERVICES	30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
LEGAL COUNSEL	31
DISTRIBUTOR	31
PAYMENTS TO FUND INTERMEDIARIES	31
FINANCIAL STATEMENTS	32
EXHIBIT A (RATINGS DEFINITIONS)	33

DESCRIPTION OF THE TRUST AND THE FUND

          The Arrowhead Money Market Fund (the “Fund”) is an open-end diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to govern and to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized and governed by the Trustees. Thus, the Fund's Board is the same entity as the Trust's Board.The Fund’s investment adviser is Luminent Capital Management, Inc. (the “Adviser”).

          The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and its transfer agent for the account of the shareholders. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends, and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

          Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Trust have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

          For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and this SAI. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

          Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND

INVESTMENTS AND RISK CONSIDERATIONS

          This section contains additional information about the investments the Fund may make and some of the techniques it may use. The composition of the Fund’s portfolio and the techniques and strategies that the Adviser uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

          The Fund’s objective is to seek the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Fund will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, if interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Fund since the Fund does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest.

The Fund may sell securities prior to their maturity, to attempt to take advantage of short-term market variations, or because of a revised credit evaluation of the issuer or other considerations. The Fund may also do so to generate cash to satisfy redemptions of Fund shares. In such cases, the Fund may realize a capital gain or loss on the security.

A.        Ratings of Securities. Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”) places restrictions on a money market fund’s investments. Under that Rule, the Fund may purchase only those securities that the Adviser, under procedures approved by the Board, has determined have minimal credit risks and are “Eligible Securities.” The rating restrictions described in the Prospectus and this SAI do not apply to banks in which the Fund’s cash is kept.

An “Eligible Security” is one that has a remaining maturity of 397 calendar days or less and has been rated in one of the two highest short-term rating categories for short-term debt obligations by any two “nationally recognized statistical rating organizations,” if two such organizations have rated it. The term “nationally recognized statistical rating organization” is defined in Rule 2a-7 and is referred to as a “Rating Organization” in this SAI. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the Adviser, subject to review by the Fund’s Board, to be of comparable quality to Eligible Securities rated by Rating Organizations may also be an “Eligible Security” under Rule 2a-7.

Rule 2a-7 permits the Fund to purchase any number of “First Tier Securities.” These are Eligible Securities that have been rated in the highest rating category for short-term debt obligations by two Rating Organizations, if two such organizations have rated it. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that Rating Organization. Comparable unrated securities may also be determined by the Adviser to be First Tier Securities.

Under Rule 2a-7, the Fund may invest up to only 5% of its total assets in “Second Tier Securities.” Those are Eligible Securities that are not “First Tier Securities” as described above. In addition, the Fund may not invest more than:

•

5% of its total assets in the securities of any one issuer (other than U.S. Government Securities, as defined below); provided, however, that the Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time; or

•	1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer (other than U.S. Government Securities, as defined below).

Under Rule 2a-7, the Fund must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and any single portfolio investment may not exceed 397 calendar days remaining to maturity. The Board regularly reviews reports from the Adviser to show the Adviser’s compliance with the Fund’s procedures and with this Rule. If a security’s credit rating is downgraded, the Adviser and/or the Board may have to reassess the security’s credit risk. If a security has ceased to be a First Tier Security, the Adviser will promptly reassess whether the security continues to present minimal credit risk. If the Adviser becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Fund’s Board shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Fund to dispose of it.

If the Fund disposes of the security within five days of the Adviser learning of the downgrade, the Adviser will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Fund to dispose of the security.

The Rating Organizations designated as nationally-recognized statistical rating organizations by the Securities and Exchange Commission (“SEC”) include, but are not limited to A.M. Best Company, Inc., Dominion Bond Rating Service Limited, Standard & Poor’s (a division of the McGraw-Hill Companies), Moody’s Investors Service, Inc., Fitch, Inc., Japan Credit Rating Agency, Ltd., Rating and Investment Information, Inc., Egan-Jones Rating Co., Lace Financial, Inc. and Realpoint LLC. Appendix A to this SAI contains descriptions of the rating categories of some of those Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described above.

         B.   U.S. Government Securities. U.S. government securities are obligations  issued or guaranteed as to principal or interest by the U.S. Government or its  agencies or instrumentalities. They include Treasury Bills (which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities). All Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority and the District of Columbia Armory Board.

Securities issued or guaranteed by U.S. government agencies and instrumentalities are not always backed by the full faith and credit of the United States. Some, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are backed by the right of the agency or instrumentality to borrow from the Treasury. If the securities are not backed by the full faith and credit of the United States, the purchaser must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

Among the U.S. government securities that may be purchased by the Fund are “mortgage-backed securities” issued by Fannie Mae, Ginnie Mae and Freddie Mac. Timely payment of principal and interest on Ginnie Mae pass-through securities is guaranteed by the full faith and credit of the United States. These mortgage-backed securities include “pass-through” securities and “participation certificates.” Both types of securities are similar, in that they represent pools of mortgages that are assembled by a vendor who sells interests in the pool. Payments of principal and interest by individual mortgagors are “passed through” to the holders of the interests in the pool. Another type of mortgage-backed security that may be purchased by the Fund is the “collateralized mortgage obligation.” It is similar to a conventional bond and is secured by groups of individual mortgages.

C.        Time Deposits and Other Bank Obligations. The types of U.S. “banks” whose securities the Fund may buy include commercial banks, savings banks, and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. The Fund may also buy securities of “foreign banks” that are:

•	foreign branches of U.S. banks (which may be issuers of “Eurodollar” money market instruments),
•	U.S. branches and agencies of foreign banks (which may be issuers of “Yankee dollar” money market instruments), or
•	foreign branches of foreign banks.

The Fund may invest in fixed “time deposits”. These are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to withdrawal penalties. However, the Fund’s investments in time deposits that are subject to penalties (other than time deposits maturing in less than 7 days) are subject to the 10% investment limitation for investing in illiquid securities, set forth in “Illiquid and Restricted Securities” in the Prospectus and this SAI.

The Fund may invest in obligations issued by U.S. banks, foreign branches or subsidiaries of U.S. banks or U.S. or foreign branches or subsidiaries of foreign banks. Investment in obligations of foreign branches or subsidiaries of U.S. banks or of foreign banks may involve different risks from the risks of investing in obligations of U.S. banks. Such risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Foreign branches or subsidiaries of U.S. banks and foreign banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or a foreign bank than about a U.S. bank, and such branches or subsidiaries or banks may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of obligations of foreign branches or subsidiaries of U.S. banks or of foreign banks may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Any such obligations of the Fund held overseas will be held by foreign branches of the custodian for the Fund’s portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the 1940 Act.

The Fund will buy bank obligations only from a domestic bank with total assets of at least $2.0 billion or from a foreign bank with total assets of at least $30.0 billion. Those asset requirements apply only at the time the obligations are acquired.

D.        Insured Bank Obligations. The Federal Deposit Insurance Corporation (the “FDIC”) insures the deposits of banks and savings and loan associations up to $250,000 per investor. Within the limits set forth in the Prospectus, the Fund may purchase bank obligations that are fully insured as to principal by the FDIC. To remain fully insured as to principal, these investments must currently be limited to $250,000 per bank per investor. If the principal amount and accrued interest together exceed $250,000, then the accrued interest in excess of that $250,000 will not be insured. The FDIC insurance limits of $250,000 are set to expire December 31, 2009, except for certain retirement accounts. ON JANUARY 1, 2010, FDIC COVERAGE WILL RETURN TO $100,000 PER DEPOSITOR FOR ALL DEPOSITS EXCEPT CERTAIN RETIREMENT ACCOUNTS, WHICH WILL CONTINUE TO BE INSURED TO $250,000.At that time, the FDIC insurance limit will be $100,000 per investor. The Fund is unable to predict whether the laws will be changed to make the higher limit permanent.

       E.         Bank Loan Participation Agreements. The Fund may invest in bank loan participation agreements, subject to the investment limitation set forth in the Prospectus as to investments in illiquid securities. If the Fund invests in bank loan participation agreements, they are not expected to exceed 5% of the Fund’s total assets. Participation agreements provide an undivided interest in a loan made by the bank issuing the participation interest in the proportion that the buyer’s investment bears to the total principal amount of the loan. Under this type of arrangement, the issuing bank may have no obligation to the buyer other than to pay principal and interest on the loan if and when received by the bank. Thus, the Fund must look to the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. If the borrower fails to pay scheduled principal or interest payments, the Fund may experience a reduction in income.

F.        Asset-Backed Securities. These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans. They pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

G.        Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. An “approved vendor” may be a U.S. commercial bank, the U.S. branch of a foreign bank, or a broker dealer which has been designated a primary dealer in government securities; provided however, if a broker dealer is a subsidiary of a U.S. commercial bank or the U.S. branch of a foreign bank, such broker dealer does not need to be designated as a primary dealer in government securities. They must meet the credit requirements set by the Adviser from time to time.

The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s limits on holding illiquid investments. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements, considered “loans” under the 1940 Act, are collateralized by the underlying security. The Fund’s repurchase agreements will require that at all times while the repurchase agreement is in effect, the collateral’s value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Adviser will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

The Fund, along with other affiliated entities managed by the Adviser, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H.	Other Investment Strategies.

Floating Rate/Variable Rate Obligations. The Fund may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The rate on the investment is adjusted automatically each time the market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of not less than one year. Some variable rate or floating rate obligations in which the Fund may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit.

Variable rate demand notes may include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts in a note. The amount may change daily without penalty, pursuant to direct arrangements between the Fund, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time. The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest. The issuer must give a specified number of days’ notice to the holders of those obligations. Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity.

Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded. Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand. These types of obligations usually are not rated by credit rating agencies. The Fund may invest in obligations that are not rated only if the Adviser determines at the time of investment that the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Fund, will monitor the creditworthiness of the issuers of the floating and variable rate obligations in the Fund’s portfolio on an ongoing basis.

Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 10% of the value of the Fund’s total assets and are subject to other conditions described below. There are some risks in lending securities. The Fund could experience a delay in receiving additional collateral to secure a loan, or a delay in recovering the loaned securities. The Fund presently does not intend to lend its securities, but if it does, the value of securities loaned is not expected to exceed 5% of the Fund’s total assets.

The Fund may receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the market value of the loaned securities. The collateral must consist of cash, bank letters of credit, U.S. government securities or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund.

When it lends securities, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan. It may also receive negotiated loan fees and the interest on the collateral securities, less any finders’, custodian, administrative or other fees the Fund pays in connection with the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Board.

The Fund will not lend its portfolio securities to any officer, Trustee, employee or affiliate of the Fund or its Adviser. The terms of the Fund’s loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days notice or in time to vote on any important matter.

Illiquid and Restricted Securities. The Fund may invest up to 10% of its net assets in securities that are illiquid. Under the policies and procedures established by the Board, the Adviser determines the liquidity of certain of the Fund’s investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price.

Illiquid securities that the Fund can buy include issues that may be redeemed only by the issuer upon more than seven days notice or at maturity, repurchase agreements maturing in more than seven days, certain participation interests other than those with puts exercisable within seven days, fixed time deposits subject to withdrawal penalties which mature in more than seven days, and other securities that cannot be sold freely due to legal or contractual restrictions on resale. Contractual restrictions on the resale of illiquid securities might prevent or delay their sale by the Fund at a time when such sale would be desirable.

A restricted security may have terms that limit its resale to other investors or may require registration under applicable laws before it may be sold publicly. There are restricted securities that are not illiquid that the Fund can buy. They include certain master demand notes redeemable on demand, and short-term corporate debt instruments that are not related to current transactions of the issuer and therefore are not exempt from registration as commercial paper.

Other Investment Companies. The Fund can also invest in the securities of other investment companies, subject to the limits set forth in the 1940 Act that apply to those types of investments. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses. The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

INVESTMENT LIMITATIONS

          Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

          1.         Borrowing Money. The Fund will not borrow money, except from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

          2.         Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

          3.         Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

          4.         Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

          5.         Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

          6.         Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.         Concentration. The Fund will not invest more than 25% of its total assets in any one particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by foreign banks, U.S. banks, or obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.         Diversification. The Fund cannot invest more than 5% of its total assets in the securities of any issuer (except the U.S. government or its agencies or instrumentalities); provided, however, that the Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time.

          Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

          Certain of the above restrictions apply to the Fund only to the extent required by the 1940 Act, the rules or regulations thereunder or any exemption therefrom. If the applicable provisions of the 1940 Act, the rules or regulations or any exemptions should change, those restrictions will automatically change to reflect the new requirements. Therefore those fundamental policies may be changed without notice and without a shareholder vote.

          Non-Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are non-fundamental (“Non-Fundamental”). A Non-Fundamental policy may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

          For purposes of the Fund’s policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups or related industries. These classifications are not fundamental policies.

INVESTMENT ADVISER

          The Fund’s Adviser is Luminent Capital Management, Inc., 4700 S. Syracuse St., Suite 1000, Denver, CO 80237. Luminent Capital Management, Inc. was formed in 2005 by Luminent Mortgage Capital, Inc., its majority owner. The Adviser provides investment advice primarily to [high net worth individuals and] institutional clients. The Fund is the first mutual fund managed by the Adviser.

          Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight by the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.

           The Adviser has contractually agreed to waive or limit its fee and reimburse certain Fund operating expenses, until _____, 20__, so that the ratio of total annual operating expenses does not exceed [____]%. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, and

(vii) expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act), incurred by the Fund in any fiscal year (“Fund Operating Expenses”). In determining the Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/service arrangements shall be added to the aggregate expenses so as not to benefit the Adviser. Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund Operating Expenses so as to benefit the Adviser. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed end funds and money market funds that have their own expenses. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above.

          The Adviser retains the right to use the name "Arrowhead" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

          The Adviser’s Investment Committee is responsible for managing the Fund. The co-portfolio managers of the Fund are: Barry Weiss and Andrew Tikofsky (“Portfolio Managers”). As of February _, 2009, the Portfolio Managers, as a group, were responsible for managing the following types of accounts, in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles	0	N/A	N/A	N/A
Other Accounts			0	N/A

         Compensation: The Fund’s Portfolio Manager is employed and compensated by the Adviser, not the Trust. The Adviser compensates the Portfolio Manager and portfolio analysts, based primarily on the investment performance results of the funds and accounts they manage, including, but not limited to the Fund, rather than on the financial success of the Adviser. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their shareholders. The Adviser’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of February __, 2009 the Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Adviser’s holding company parent.

To help the Adviser attract and retain talent, the base pay component of each Portfolio Manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Adviser and is based on a number of factors, including the Fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper – Money Market Instrument Fund. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.

          Potential Conflicts of Interest: Potential conflicts of interest may arise because the Portfolio Managers use the same proprietary investment methodology for the Fund as they use for other clients. This means that the Portfolio Managers will make the investment strategies used to manage the Fund available to other clients. As a result, there may be circumstances under which the Fund and other clients of the Adviser may compete in purchasing available investments and, to the extent that the demand exceeds the supply, may result in driving the prices of such investments up, resulting in higher costs to the Fund. There also may be circumstances under which the Portfolio Managers recommend the purchase or sale of various investments to other clients and do not purchase or sell the same investments for the Fund, or purchase or sell an investment for the Fund and do not include such investment in recommendations provided to other clients. This is because the Adviser’s portfolio recommendations among clients differ based on each client’s investment policy guidelines and/or prevailing market conditions at the time such recommendation is made. Each Portfolio Manager may also carry on investment activities for his own account(s) and/or the accounts of family members. As a result of these activities, each Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities.

          Ownership of Fund Shares: As of the date of this SAI, the Portfolio Managers did not own any shares of the Fund.

TRUSTEES AND OFFICERS

          The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed. There are three Trustees. Two Trustees are independent trustees and one is an interested trustee.

          The following table provides information regarding the Trustees who are not “interested persons” under the 1940 Act (the “Independent Trustees”).

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 44, Independent Trustee, August 2008 to present.

Managing Director and Chief Operating Officer of Professional Planning Consultants since 2007; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services/The Winsbury Company October 1993 to June 2007.

Dr. Merwyn R. Vanderlind, 72, Independent Trustee, August 2008 to present.

Retired; Consultant to Battelle Memorial Institute on business investments from 2001 to 2003; formerly employed with Battelle Memorial Institute from 1966 to 2003 in various positions, including as Executive Vice President of Battelle Institute from 1991 to 2001, General Adviser from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** As of the date of this SAI, the Trust consists of 3 series.

          The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board.

  The Pricing Committee of the Board is responsible for reviewing and approving the Adviser’s fair valuation determinations, if any.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.

  The following table provides information regarding each Trustee who is an “interested person” of the Trust, within the meaning of the 1940 Act on the basis of their affiliation with the Fund or Fund’s Adviser, or its affiliated entities.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston, 49, Interested Trustee, August 2008 to present.

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; President of the Unified Series Trust since July 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** As of the date of this SAI, the Trust consists of 3 series.

  The following table provides information regarding the Officers of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston, 49, Principal Executive Officer, President, August 2008 to present.

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; President of the Unified Series Trust since July 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear, 47, Chief Compliance Officer, Anti-Money Laundering Officer and Vice President, August 2008 to present.

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007; Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Carol J. Highsmith, 44, Vice President, August 2008 to present.***	Employed in various positions with Unified Fund Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.
Stephen D. Highsmith, Jr., 43, Treasurer, August 2008 to Present. ***

Employed in various positions with Unified Fund Services, Inc., the Trust’s administrator, and Unified Financial Securities, Inc., the Trust’s distributor, since April of 1991; currently Vice President – Finance and Treasurer of Unified Fund Services, and Senior Vice President, Secretary, and Treasurer of Unified Financial Securities.

Heather Bonds, 33, Secretary, August 2008 to present.

Employed in various positions with Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, including: Adviser of Board Relations since March 2008 and Supervisor of Fund Administration from 2004 to 2006; Secretary of the Unified Series Trust from July 2005 to present; Assistant Secretary of Dean Family of Funds from August 2004 to March 2007; Assistant Secretary of the Unified Series Trust from September 2004 to June 2005; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; and Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004. Currently Secretary of the Unified Series Trust.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** As of the date of this SAI, the Trust consists of 2 series.

*** Steve Highsmith and Carol Highsmith are husband and wife.

The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of all of the series of funds of the Trust, as of December 31, 2008 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
R. Jeffrey Young	A	A
Dr. Merwyn R. Vanderlind	A	A
Interested Trustees
Anthony J. Ghoston	A	A

Compensation. Set forth below are estimates of the annual compensation to be paid to the Trustees by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
R. Jeffrey Young	$2000	$0	$0	$4000
Dr. Merwyn R. Vanderlind	$2000	$0	$0	$4000
Interested Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Anthony J. Ghoston	$0	$0	$0	$0

*As of the date of this SAI, the Trust consists of 2 series. Amounts given are estimates for the Fund’s initial fiscal period ended ______, 2010.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of the date of this SAI, the Trustees and officers of the Trust own beneficially none of the outstanding shares of the Fund. As of the date of this SAI, the Fund had no principal shareholders or control persons.

ANTI MONEY LAUNDERING COMPLIANCE PROGRAM

          Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board.

          When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

Over-the-counter transactions will be placed either directly with principal market makers or with broker dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices. When the broker acts as agent, a commission will be charged on the transaction; when the broker acts as principal, the markup is included in the bond price.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.

The Trust, the distributor, and the Adviser have each adopted a Code of Ethics (each a “Code” and collectively, the “Codes”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Fund, free of charge, by calling the Fund at (xxx) xxx-xxxx. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings (the "Holdings Disclosure Policy"). The Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of the Adviser and its affiliates may release information about portfolio securities are provided below.

          Public Release of Portfolio Holdings. The Fund makes available to institutions that maintain accounts with the Fund, beneficial owners of the Fund’s shares and prospective investors

(collectively, "Qualified Persons") information regarding or derived from the Fund’s portfolio holdings. The Fund discloses the following holdings information on http://www.__________.com1:

Information Available	Approximate Date of Posting to Website	Information Remains Available on Website
Weighted average maturity information; thirty-day, seven-day and one-day yield information; daily dividend factor and total net assets	Next business day	Until posting of the following business day’s information
Complete portfolio holdings, and information derived therefrom, as of month-end or as of some other period determined by the Adviser in its sole discretion	1 day after month-end or any other period, as may be determined by the Adviser in its sole discretion	Until posting of the fiscal quarter holdings for the months included in the fiscal quarter
Complete portfolio holdings as of fiscal quarter-end	60-70 days after fiscal quarter-end	For one year

Qualified Persons may obtain access to the website, as well as the information noted above, by calling the distributor toll free at 1-800-xxx-xxxx. The Fund’s distributor's vice president/sale and administration manager are authorized to determine whether any entity or individual is a Qualified Person or is acting on behalf of a Qualified Person, and to disclose portfolio information to such Qualified Person. If a beneficial owner who is not a record owner requests portfolio information, such information will be sent to the record owner for distribution to the beneficial owner. Existing shareholders can also obtain portfolio information (other than portfolio holdings) by calling the transfer agent toll free at 1-800-xxx-xxxx. Generally, employees of the Adviser and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.__________.com.

Selective Disclosure of Portfolio Holdings Pursuant to Non-Disclosure Agreement. Employees of the Adviser and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of the Adviser approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of the Fund and the Adviser or its affiliates as part of granting its approval.

The Board exercises continuing oversight of the disclosure of portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the Fund’s Code of Ethics by the Chief Compliance Officer (or his designee) of the Fund and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure

_________________________

1  To locate the Fund’s portfolio holdings information on http://www._________.com, click on the Products and Performance tab, then click on the Cash Management link, and log on to the Cash Management site. Once logged on, click on the Product Overview Quick Link on the lower left-hand side and select the applicable Fund. Links to the Fund’s holdings are located in the upper right side of this website page.

Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which the Adviser provides selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the Fund and the Adviser or its affiliates brought to the Board’s attention by the Adviser.

The Adviser discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the Fund:

- Attorneys and accountants;

- Securities lending agents;

- Lenders to the Fund;

- Rating and rankings agencies;

- Persons assisting in the voting of proxies;

- The Custodian;

- The Transfer Agent(s) (in the event of a redemption in kind);

- Pricing services, market makers, or other persons who provide systems or software support in connection with the Fund’s' operations (to determine the price of securities held by the Fund);

- Financial printers;

- Brokers identified by the Fund’s portfolio management team who provide execution and research services to the team; and

- Analysts hired to perform research and analysis to the Fund’s portfolio management team.

In many cases, the Adviser will disclose current portfolio holdings on a daily basis to these persons. In these situations, the Adviser has entered into non-disclosure agreements that provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements").

The Adviser will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over the Adviser and its affiliates or the Fund.

The Holdings Disclosure Policy provides that the Adviser will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in the Portfolios or other mutual fund or account managed by the Adviser or one of its affiliates) for the selective disclosure of portfolio holdings information.

Disclosure of Certain Portfolio Holdings and Related Information without Non-Disclosure Agreement. The Adviser and its affiliates that provide services to the Fund and their employees may receive or have access to portfolio holdings as part of the day-to-day operations of the Fund.

From time to time, employees of the Adviser and its affiliates may express their views orally or in writing on one or more of the Fund’s portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since the Fund’s most recent month-end and therefore may not be reflected on the list of the Fund’s most recent month-end portfolio holdings disclosed on the website.

Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Adviser or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

From time to time, employees of the Adviser and its affiliates also may provide oral or written information ("portfolio commentary") about the Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, and countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, and bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. The Adviser may also provide oral or written information (“statistical information”) about various financial characteristics of the Portfolios or their underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund’s most recent quarter-end portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

Disclosure of Portfolio Holdings by Traders. Additionally, employees of the Adviser and its affiliates may disclose one or more of the portfolio securities of the Fund when purchasing and selling securities through broker dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund’s portfolio securities. The Adviser does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who the Adviser believed was misusing the disclosed information.

Disclosure of Portfolio Holdings of Other Adviser-Managed Products. The Adviser and its affiliates manage products sponsored by companies other than the Adviser, including investment companies, offshore funds, and separate accounts. The sponsors of these other products managed by the Adviser and its affiliates may disclose the portfolio holdings of their products at different times than the Adviser discloses portfolio holdings for the Fund.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust, its custodian, and transfer agent are open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

The Board has adopted the amortized cost method to value the Fund’s portfolio securities. Under the amortized cost method, a security is valued initially at its cost and its valuation assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into consideration any unrealized capital gains or losses on securities. While this method provides certainty in valuing securities, in certain periods the value of a security determined by amortized cost may be higher or lower than the price the Fund would receive if it sold the security.

The Board has established procedures reasonably designed to stabilize the Fund’s net asset value at $1.00 per share. Those procedures include a review of the Fund’s portfolio holdings by the Board, at intervals it deems appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost.

The Board will examine the extent of any deviation between the Fund’s net asset value based upon available market quotations and amortized cost. If the Fund’s net asset value were to deviate from $1.00 by more than 0.5%, Rule 2a-7 under the 1940 Act requires the Board to consider what action, if any, should be taken. If they find that the extent of the deviation may cause a material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce the dilution, including, among others, withholding or reducing dividends, paying dividends from capital or capital gains, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of the portfolio, or calculating net asset value per share by using available market quotations.

During periods of declining interest rates, the daily yield on shares of the Fund may tend to be lower (and net investment income and dividends higher) than those of a fund holding the identical investments as the Fund but which used a method of portfolio valuation based on market prices or estimates of market prices. During periods of rising interest rates, the daily yield of the Fund would tend to be higher and its aggregate value lower than that of an identical portfolio using market price valuation.

REDEMPTION IN-KIND

          The Fund does not intend to redeem shares representing an interest in the Fund in kind (i.e., by distributing its portfolio securities). However, if the redemption amount is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 under the 1940 Act by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.

In the event that an in-kind distribution is made, a shareholder may incur additional expenses such as the payment of brokerage commissions on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

          The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

          In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

          A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust have made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

          A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Intended Election to Be Taxed as a RIC

          The Fund was organized as a series of a business trust, and in its first taxable year after it becomes registered under the 1940 Act it intends to elect to be treated as, and to qualify each year thereafter for treatment as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). There can be no assurance that it actually will so qualify. In order to so qualify, the Fund must satisfy certain requirements regarding its source of income, diversification of assets and distribution of earnings that are discussed further below. In addition, by the end of the Fund’s first taxable year as a RIC, it also must eliminate any earnings and profits accumulated before the intended RIC election became effective. The Fund intends to accomplish this by paying its shareholders one or more cash dividends representing substantially all of its accumulated earnings and profits, if any, for the period from the Fund’s inception through the date on which the intended RIC election becomes effective. The amount of these dividends will be based on a number of factors, including the Fund’s results of operations through the date on which the intended RIC election becomes effective. The Fund will need to manage its cash or have access to cash to enable it to pay any such dividend or dividends. Any dividend of accumulated earnings and profits would be taxable to shareholders as discussed further below. These dividends, if any, would be in addition to the dividends the Fund intends to pay to satisfy the RIC distribution of earnings requirement.

          The Fund anticipates that, on the effective date of the RIC election, it may hold assets (including intangible assets not reflected on the balance sheet, such as goodwill) with “built-in gain,” which are assets whose fair market value as of the effective date of the RIC election exceeds their tax basis. In general, any entity taxable as a corporation that converts to taxation as a RIC must pay corporate-level federal income tax on any of the net built-in gains it recognizes during the 10-year period beginning on the effective date of its election to be treated as a RIC. Alternatively, the corporation may elect to recognize all of its built-in gain at the time of its conversion and pay such tax on the built-in gain at that time. The Fund may or may not make this election. If it does make this election, the Fund will mark its portfolio to market at the time of the intended RIC election, pay corporate-level federal income tax on any resulting taxable income, and distribute resulting earnings at that time or before the end of the first taxable year in which the Fund qualifies as a RIC. If the Fund does not make this election, it will pay such corporate-level federal income tax as is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are actually sold in taxable transactions). The amount of this tax will vary depending on the assets that are actually sold by the Fund in this 10-year period, the actual amount of the net built-in gain or loss present in those assets as of the effective date of the RIC election and effective tax rates. Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-term capital losses will be included in the Fund’s investment company taxable income, and generally the Fund must distribute annually at least 90% of any such amounts (net of corporate taxes paid on those gains) in order to be eligible for RIC tax treatment. Any such amount distributed will be taxable to the shareholders as ordinary income. Built-in gains (net of taxes) that are recognized within the 10-year period and that are long term capital gains will also be distributed (or deemed distributed) annually to the shareholders. Any such amount distributed (or deemed distributed) will be taxable to the shareholders as capital gains.

Taxation as a RIC

          The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts)

derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

          With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

          If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

          The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore generally does not expect to be subject to this excise tax. In certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board and the Portfolio Managers might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Failure to Qualify as a RIC

          If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

          Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders

          Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.

          Special provisions of the Internal Revenue Code govern the eligibility of Fund distributions (i) for the dividends received deduction in the case of corporate shareholders, or (ii) in the case of individual shareholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 15% rate). However, because the dividends received deduction for corporations and the qualified dividend treatment for individual shareholders only apply to the extent that the Fund’s income consists of dividend income from certain qualifying corporations (and certain other requirements are met), and because it is anticipated that minimal Fund income will be in the form of qualifying corporate dividends, the Fund does not anticipate that its distributions will qualify for the dividends received deduction or the qualified dividend treatment.

          Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income. Generally, not later than sixty days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amount of any capital gain dividends and other distributions.

          As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, the Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction), unless the Fund determines that a different method for a particular item is warranted under the circumstances.

          For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

          The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

          Sales and other dispositions of the shares of the Fund shares generally are taxable events. U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

          The Fund is required in certain circumstances to backup withhold at a current rate of 28% on taxable distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Taxation for Non-U.S. Shareholders

          Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid IRS Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an IRS Form W-8ECI (or other applicable form) with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). Historically, for non-U.S. shareholders who did not hold it as effectively connected income, distributions by a RIC of interest and short-term capital gains were subject to the 30% withholding, even though such types of income are generally not subject to U.S. Federal income tax when received directly by foreign persons. However, under the American Jobs Creation Act of 2004, with respect to taxable years of the Fund beginning before January 1, 2010, and provided that certain requirements are met, distributions designated by the Fund as “interest-related dividends” are generally not subject to the 30% withholding and distributions designated by the Fund as “short-term capital gain dividends” are generally also not subject to the 30% withholding unless the foreign Shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. The Fund generally may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

          The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

CUSTODIAN

          Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor.

          For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of assets under custody.  The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million.  The Custodian also receives various transaction-based fees. Custodial fees are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

          Unified Fund Services, Inc. (“Unified”), 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208, acts as the Fund’s transfer agent, fund accountant, and administrator.  Unified is a wholly-owned subsidiary of Huntington Bancshares, the parent company of the Custodian and the Distributor. Certain officers of the Trust also are officers of Unified.

          Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a yearly fee from the Fund of $20.00 per shareholder account (subject to a minimum annual fee of $20,000) for these transfer agency services.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Fund at an annual rate equal to 0.04% of the Fund’s average daily net assets up to $100 million, 0.02% of the Fund’s average daily net assets from $100 million to $250 million, and 0.01% of the Fund’s average daily net assets over $250 million (subject to a minimum annual fee of $25,000).

          Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.09% of the Fund’s average daily net assets under

$100 million, 0.06% of the Fund’s average daily net assets from $100 million to $250 million, and 0.030% of the Fund’s average daily net assets over $250 million (subject to a minimum annual fee of $35,000). Unified also receives a compliance program services fee of $900 per month from the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Briggs, Bunting & Doughterty, LLP (“BBD”), Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102, has been selected as independent registered public accounting firm for the Fund for its initial fiscal period ending December 31, 2009. BBD will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting consulting services as requested.

LEGAL COUNSEL

The firm of Husch Blackwell Sanders, LLP, 4801 Main Street, Suite 1000, Kansas City, MO 64112, serves as legal counsel for the Trust and Fund.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. Certain officers of the Trust are also officers of the Distributor. As a result, such persons are affiliates of the Distributor.

          The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

PAYMENTS TO FUND INTERMEDIARIES

The Adviser, the Distributor, or one of their affiliates (“Affiliates”) may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries that sell shares of the Fund or provide promotional and/or sales support on behalf of the Adviser and the Distributor with respect to the Fund. Among the financial intermediaries that may receive these payments are sponsors of portals, brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Adviser or Distributor. Financial intermediaries receiving marketing support payments (e.g. shelf space payments or revenue sharing) may agree to provide a variety of services and activities that benefit the Adviser and its affiliates, such as including the Fund on a preferred or select sales list or in other sales programs, providing access to the financial intermediaries’ registered representatives, providing assistance in training and education of personnel, providing marketing support, and other services. In addition, Affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries that provide administrative services to their customers. These administrative support payments may be made for recordkeeping, sub-accounting, sub-transfer agency, shareholder processing and similar services.

Marketing and administrative support payments are in addition to any fees paid by the Fund. Marketing and administrative support payments, whether a fixed payment or calculated as a percentage of assets attributable to a financial intermediary in the Fund, may be different for different financial intermediaries, and shall not exceed 0.25% of the average daily net assets of all shares attributable to the financial intermediary in the Fund during a particular period.

 Moreover, where financial intermediaries provide services to the Fund or an Affiliate, the costs of providing the services and the package of services provided may differ. The Affiliates do not make an independent assessment of the cost of such services.

These payments could be significant to the financial intermediaries and may create an incentive for a financial intermediary to recommend or sell shares of the Fund to its customers, thereby increasing the assets in the Fund. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of Fund shares or the provision of services to the Fund.

FINANCIAL STATEMENTS

     The Fund recently commenced operations and, as a result, has no financial statements. You can receive free copies of reports (once available), request other information and discuss your questions about the Fund by contacting the Trust directly at:

Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

(xxx) xxx-xxxx

EXHIBIT A

RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the Rating Organizations listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the Rating Organizations.

Moody’s Investors Service, Inc. (“Moody’s”)

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated “Aaa” are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds and preferred stock rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than that of “Aaa” securities.

A: Bonds and preferred stock rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated “Baa” are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated “Ba” are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated “Ca” represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated “C” are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor’s Ratings Services (“Standard & Poor’s”), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation; and
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated “C” are currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying. D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p: The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes:

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality . “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk . Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.  Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the “AAA” category or to categories below “CCC,” nor to short-term ratings other than “F1” (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Dominion Bond Rating Service Limited (“DBRS”)

R-1: Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition that DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating. Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection. Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2: Short term debt rated “R-2” is of adequate credit quality and within the three subset grades (high, middle, low), debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as the “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

LONG TERM DEBT RATINGS.

These ratings are relevant for securities purchased by the Fund with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

A.M. Best Company, Inc.

Debt Ratings

A Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's Best's Rating opinion is under review and may be subject to near-term change.

A.M. Best's Long-Term Credit Rating Scale is used when assigning a Best's Long-Term Debt Rating.  The list below outlines the specific ratings and descriptions in this area.

Long-Term Debt Ratings
Investment Grade	Non-Investment Grade
aaa (Exceptional)	bb (Speculative)
aa (Very Strong)	b (Very Speculative)
a (Strong)	ccc, cc, c (Extremely Speculative)
bbb (Adequate)	d (In Default)

Note: Debt Ratings displayed with an (i) denote indicative ratings

A Best's Short-Term Debt Rating is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper. The list below outlines the specific ratings in this area along with the associated descriptions.

Short-Term Debt Ratings
Investment Grade	Non-Investment Grade
AMB-1+ (Strongest)	AMB-4 (Speculative)
AMB-1 (Outstanding)	d (In Default)
AMB-2 (Satisfactory)
AMB-3 (Adequate)

Issuer Credit Ratings

A Best's Long-Term Credit Rating is an opinion as to the ability of the rated entity to meet its senior obligations. These ratings are assigned to insurance companies, holding companies, or other legal entities authorized to issue financial obligations.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Issuer Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's Best's Rating opinion is under review and may be subject to near-term change.

A.M. Best's Long-Term Issuer Credit Rating Scale is used when assigning a Best's Issuer Credit Rating (ICR). The list below outlines the specific ratings in this area along with the associated descriptions.

Non-Insurance Company

Issuer Credit Ratings		Insurance Company Issuer Credit Ratings
Investment Grade	Non-Investment Grade	Investment Grade	Non-Investment Grade
aaa (Exceptional)	bb (Speculative)	aaa (Exceptional)	bb (Fair)
aa (Very Strong)	b (Very Speculative)	aa (Superior)	b (Marginal)
a (Strong)	ccc, cc, c (Extremely Speculative)	a (Excellent)	ccc, cc (Weak)
bbb (Adequate)	d (In Default)	bbb (Very Good)	c (Poor)
d (In Default)

A Best's Short-Term Issuer Credit Rating is an opinion as to the ability of the rated entity to meet its senior financial commitments on obligations maturing in generally less than one year. The list below outlines the specific ratings in this area along with the associated descriptions.

Short-Term Issuer Credit Ratings
Investment Grade	Non-Investment Grade
AMB-1+ (Strongest)	AMB-4 (Speculative)
AMB-1 (Outstanding)	d (In Default)
AMB-2 (Satisfactory)
AMB-3 (Adequate)

PART C

FORM N-1A

OTHER INFORMATION

ITEM 23.	Exhibits.

(a)(1)	Certificate of Trust.[1]

(a)(2)	Agreement and Declaration of Trust.[2]

(a)(3)	Amended Schedule A to the Agreement and Declaration of Trust.[6]

(b)	Bylaws.[2]

(c)	Certificates for shares are not issued. Provisions of the Agreement and Declaration of Trust define the rights of holders of shares of the Trust.[2]

(d)(1)	Investment Advisory Agreement between the Trust and IndexEdge Investment Consulting, LLC.[2]

(d)(2)	Investment Advisory Agreement between the Trust and Golub Group, LLC. [6]

(d)(3)	Investment Advisory Agreement between the Trust and Luminent Capital Management, Inc. [6]

(e)(1)	Distribution Agreement between the Trust and Unified Financial Securities, Inc.[2]

(e)(2)	Amended Exhibit A to the Distribution Agreement between the Trust and Unified Financial Securities, Inc.[6]

(f)	Not applicable.

(g)(1)	Custody Agreement between the Trust and Huntington National Bank.[2]
(g)(2)	Amended Appendix B to the Custody Agreement between the Trust and Huntington National Bank.[6]

(h)(1)	Mutual Fund Services Agreement between the Trust and Unified Fund Services, Inc.[2]

(h)(2)	Amended Exhibit A to the Mutual Fund Services Agreement between the Trust and Unified Fund Services, Inc.[6]

(h)(3)	Expense Limitation Agreement between the Trust and IndexEdge Investment Consulting, LLC.[2]

(h)(4)	Expense Limitation Agreement between the Trust and Golub Group, LLC. [6]

(h)(5)	Expense Limitation Agreement between the Trust and Luminent Capital Management, Inc. [6]

(i)(1)	Opinion and Consent of Husch Blackwell Sanders LLP, Legal Counsel, with respect to IndexEdge® Long-Term Portfolio Fund.[2]

(i)(2)	Opinion and Consent of Husch Blackwell Sanders LLP, Legal Counsel, with respect to Golub Group Equity Fund. [6]

(i)(3)	Opinion and Consent of Husch Blackwell Sanders LLP, Legal Counsel, with respect to Arrowhead Money Market Fund. [6]

(j)(1)	Consent of Briggs, Bunting & Doughterty, LLP, Independent Public Accountants, with respect to IndexEdge® Long-Term Portfolio Fund.[2]

(j)(2)	Consent of Briggs, Bunting & Doughterty, LLP, Independent Public Accountants, with respect to Golub Group Equity Fund.[4]

(j)(3)	Consent of Briggs, Bunting & Doughterty, LLP, Independent Public Accountants, with respect to Arrowhead Money Market Fund.[5]

(j)(4)	Consent of Ashland Partners, with respect to Golub Group Equity Fund. [3]

(k)	Not applicable.

(l)	Initial Capital Agreement.[2]

(m)(1)	Distribution Plan under Rule 12b-1 for IndexEdge® Long-Term Portfolio Fund Class A Shares.[2]

(m)(2)	Distribution Plan under Rule 12b-1 for Golub Group Equity Fund. [6]

(n)(1)	Rule 18f-3 Multi-Class Plan, with respect to IndexEdge® Long-Term Portfolio Fund.[2]

(o)	Reserved.

(p)(1)	Code of Ethics for the Trust.[2]

(p)(2)	Code of Ethics for IndexEdge Investment Consulting, LLC.[2]

(p)(3)	Code of Ethics for Golub Group, LLC. [6]

(p)(4)	Code of Ethics for Luminent Capital Management, Inc. [6]

(p)(5)	Code of Ethics for Unified Financial Securities, Inc.[2]

(q)	Powers of Attorney.[2]

-----------------------

1.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed June 16, 2008(File No. 811-22208).
2.	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed October 6, 2008 (File No. 811-22208).
3.	Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 filed December 5, 2008 (File No. 811-22208).
4.	Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 filed February 27, 2009 (File No. 811-22208).
5.	Filed herewith.
6.	To be filed by amendment.

ITEM 24.	Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 25.	Indemnification.

Reference is made to the Registrant's Declaration of Trust, which is filed herewith. The following is a summary of certain indemnification provisions therein.

A person who is or was a Trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Trustees as a director, trustee, partner, officer, employee or agent of a corporation, trust, partnership, joint venture or other enterprise shall be indemnified by the Trust to the fullest extent permitted by the Delaware Statutory Trust Act, as such may be amended from time to time, the Registrant’s Bylaws and other applicable law. In case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any series or class of the Registrant and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable series (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Registrant’s Bylaws and applicable law.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.	Business and Other Connections of the Investment Adviser.

See the Prospectuses section entitled “Management of the Fund–Adviser” and the Statement of Additional Information section entitled “Investment Adviser” for the activities and affiliations of the officers and directors of the investment advisers of the Registrant (the “Advisers”). Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Advisers currently serves as investment advisers to other institutional and individual clients.

ITEM 27.	Principal Underwriters.

(a)

 Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Dividend Growth Trust, LCM Landmark Series Trust, RiverNorth Funds, Skyhawk Funds Trust, TrendStar Investment Trust, The Penn Street Fund, Inc. and Unified Series Trust.

(b) The directors and officers of Unified Financial Securities, Inc. are as follows:

Name	Title	Position with Trust
Daniel B. Benhase*	Director	None
Melissa K. Gallagher**	President	None
Stephen D. Highsmith, Jr.**	Senior Vice President and Treasurer	None
John C. Swhear** Edward J. Kane* A. Dawn Story*	Chief Compliance Officer Vice President Vice President	None None None
Anna Maria Spurgin**	Assistant Vice President	None
D. Eric McKenzie**	Assistant Vice President	None
Karyn E. Cunningham** Richard A. Cheap* Larry D. Case*	Controller Secretary Assistant Secretary	None None None

*	The principal business address of these individuals is 41 S. High Street, Columbus, OH 43215
**	The principal business address of these individuals is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208

(c) Not Applicable.

ITEM 28.	Location Of Accounts And Records.

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a)	Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 (records relating to its functions as custodian for the Fund).

(b)	IndexEdge Investment Consulting, LLC, 650 Poydras Street, Suite 1400, New Orleans, Louisiana 70130 (records relating to its function as the investment adviser to IndexEdge® Long-Term Portfolio Fund).

(c)	Golub Group, LLC, 2929 Campus Drive, Suite 145, San Mateo, CA 94403 (records relating to its function as the investment adviser to Golub Group Equity Fund).

(d)	Luminent Capital Management, Inc., 4700 S. Syracuse Street, Suite 1000, Denver, Colorado 80237 (records relating to its function as the investment adviser to Arrowhead Money Market Fund).

(e)	Unified Financial Securities, Inc., 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208 (records relating to its function as distributor to the Fund).

(f)	Unified Fund Services, Inc., 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208 (records relating to its function as transfer agent, fund accountant, and administrator for the Fund).

ITEM 29.	Management Services.

There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 30.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 4 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, there unto duly authorized, in the City of Indianapolis, and State of Indiana on this 3rd day of March 2009.

  VALUED ADVISERS TRUST

By: /s/ Anthony J. Ghoston*
Anthony J. Ghoston, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

____________________*_____________________	March 3, 2009
R. Jeffrey Young, Trustee, Chairman	Date

____________________*_____________________	March 3, 2009
Stephen D. Highsmith, Jr. Treasurer and Principal Financial	Date

              Officer

____________________*_____________________	March 3, 2009
Anthony J. Ghoston, Trustee, President and Principal	Date
Executive Officer

____________________*_____________________	March 3, 2009

Dr. Merwyn Vernerlind, Trustee,                                    Date

_____________________________________________________

* By: /s/ Carol J. Highsmith	March 3, 2009
Carol J. Highsmith, Vice President, Attorney in Fact	Date

INDEX TO EXHIBITS

(FOR REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940)

------------------------------------------------------------

EXHIBIT NO.

UNDER PART C

OF FORM N-1A	NAME OF EXHIBIT
--------------------	--------------------------

(j)(3)	Consent of Briggs, Bunting & Doughterty, LLP, Independent Public Accountants, with respect to Arrowhead Money Market Fund.